northerntrust.com / © 2023 Northern Trust Exhibit 99.2

northerntrust.com / © 2023 Northern Trust 2 130+ years of strength, stability & stewardship Disciplined, client-centric strategy Product leadership & innovation Highest standards of client service Solutions-focused technology & integrated operating platform

northerntrust.com / © 2023 Northern Trust 33

Financial Highlights & Key Metrics

RESULTS INCLUDE IMPACT OF NOTABLE ITEMS $ in millions (except EPS and as noted)		4Q 2023	% CHANGE VS. 3Q 2023	% CHANGE VS. 4Q 2022
Revenue (FTE[1])	$	1,563.3	(10)%	2 %
Noninterest Expense	$	1,388.5	9 %	5 %
Provision for Credit Losses		11.0	N/M	N/M
Net Income	$	113.1	(65)%	(27)%
Diluted Earnings per Share	$	0.52	(65)%	(27)%
Return on Average Common Equity[2]		4.0 %	11.6 %	5.9 %
Profit Margin (Pre-Tax)[1,2]		10.5 %	25.7 %	13.4 %
Expense to Trust Fee Ratio[2]		127 %	115 %	127 %
Assets under Custody / Administration[3] (AUC/A) *(in billions)*	$	15,404.9	9 %	13 %
Assets under Custody[3] (AUC) *(in billions)*	$	11,916.5	8 %	12 %
Assets under Management[3] (AUM) *(in billions)*	$	1,434.5	8 %	15 %

[1] Revenue and profit margin (pre-tax) stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported profit margin (pre-tax) prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 12.

[2] Actual numbers for all periods, not % change.

[3] Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

N/M - Not meaningful

Notable Items:

4Q23 Pre-tax

- $176.4 million investment security loss
- $84.6 million Federal Deposit Insurance Corporation (FDIC) special assessment

4Q22 Pre-tax

- $213.0 million investment security loss
- $32.0 million severance-related charge
- $14.0 million occupancy charge
- $6.8 million pension settlement charge

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Asset Servicing Highlights northerntrust.com / © 2023 Northern Trust 5 % CHANGE VS. Asset Servicing Client Assets¹ (in billions): 4Q 2023 3Q 2023 4Q 2022 Assets under Custody / Administration (AUC/A) $ 14,362.6 9% 13 % Assets under Custody (AUC) $ 10,882.0 8% 12 % Assets under Management (AUM) $ 1,032.0 7% 15 % Securities Lending Collateral $ 167.4 3% 13% $588.0 $603.0 $621.2 $626.0 $611.7 $406.3 $413.6 $427.4 $428.1 $420.4 $123.8 $126.2 $134.1 $137.1 $130.7 $19.3 $19.1 $21.5 $20.4 $22.0$38.6 $44.1 $38.2 $40.4 $38.6 Other Securities Lending Investment Management Custody and Fund Administration 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Asset Servicing Revenues ($ in millions) +4% (2)% Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

Wealth Management Highlights northerntrust.com / © 2023 Northern Trust 6 % CHANGE VS. Wealth Management Client Assets¹ (in billions): 4Q 2023 3Q 2023 4Q 2022 Assets under Custody / Administration (AUC/A) $ 1,042.3 9% 16 % Assets under Custody (AUC) $ 1,034.5 9% 16 % Assets under Management (AUM) $ 402.5 9% 15% $454.1 $460.6 $475.1 $485.9 $478.3 $162.2 $163.6 $166.0 $172.3 $171.9 $117.8 $119.8 $124.1 $126.1 $121.5 $89.5 $91.2 $93.7 $95.8 $97.3 $84.6 $86.0 $91.3 $91.7 $87.6 Global Family Office (GFO) West East Central 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Wealth Management Revenues ($ in millions) +5% (2)% Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

$550.0 $544.4 $524.6 $469.4 $501.1 Net Interest Income (FTE¹) 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net Interest Income and Balance Sheet Trends northerntrust.com / © 2023 Northern Trust 7 Categories may not sum due to rounding. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 12. ² Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold, Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets. $133.8 $136.0 $134.1 $128.3 $125.0 $32.8 $36.6 $34.4 $28.0 $26.0 $51.9 $50.4 $49.6 $50.4 $49.2 $42.3 $42.0 $42.4 $42.2 $42.2 $6.8 $6.9 $7.8 $7.7 $7.7 Other Earning Assets² Loans Debt Securities Federal Reserve and Other Central Bank Deposits 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1.63% 1.62% 1.57% 1.45% 1.59% Net Interest Margin (FTE¹) Average Earning Assets ($ in billions) Net Interest Income (FTE1) ($ in millions) (9)%(7)% (3)% +7%

Noninterest Expense northerntrust.com / © 2023 Northern Trust 8Categories may not sum due to rounding. Expense Notes • Expenses included the following: • Severance-related charge of $38.7 million in 2Q23 ($36.7 million in Compensation expense and $2.0 million in Outside Services expense); $32.0 million in 4Q22 ($30.4 million in Compensation expense and $1.6 million in Outside Services) • Equipment and Software credit of $4.1 million in 3Q23 • FDIC special assessment in Other Operating Expense of $84.6 million in 4Q23 • Write-off of an investment in a client capability in Other Operating Expense of $25.6 million in 2Q23 • Occupancy charge of $3.0 million in 3Q23; $9.8 million in 1Q23; and $14.0 million in 4Q22 • Pension settlement charge of $6.8 million in 4Q22 $1,323.6 $1,285.6 $1,331.9 $1,278.2 $1,388.5 $687.9 $696.2 $705.9 $658.9 $666.0 $232.9 $210.8 $230.9 $229.6 $235.2 $229.4 $231.7 229.3 $232.5 $252.0 $65.7 $61.3 $53.8 $58.7 $58.5 $107.7 $85.6 $112.0 $98.5 $176.8 Other Operating Expense Occupancy Equipment and Software Outside Services Compensation and Employee Benefits 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Total Noninterest Expense ($ in millions) +5% +9%

Highlights & Key Metrics: Full Year 2023 northerntrust.com / © 2023 Northern Trust 9 ¹ Revenue and profit margin (pre-tax) stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported profit margin (pre-tax) prepared in accordance with U.S. GAAP is included in the Appendix on page 12. ² Actual numbers for all periods, not % change. ³ Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission. N/M - Not meaningful RESULTS INCLUDE IMPACT OF NOTABLE ITEMS $ in millions (except EPS and as noted) % CHANGE VS. 2023 2022 Revenue (FTE1) $ 6,831.0 — Noninterest Expense $ 5,284.2 6 % Provision for Credit Losses 24.5 N/M Net Income $ 1,107.3 (17) % Diluted Earnings per Share $ 5.08 (17) % Return on Average Common Equity2 10.0% 12.7 % Profit Margin (Pre-Tax)1,2 22.3% 26.6 % Expense to Trust Fee Ratio2 121% 112 % Assets under Custody / Administration3 (AUC/A) (in billions) $ 15,404.9 13 % Assets under Custody3 (AUC) (in billions) $ 11,916.5 12 % Assets under Management3 (AUM) (in billions) $ 1,434.5 15 % Notable Items: 2023 Pre-tax • $176.4 million investment security loss • $84.6 million FDIC special assessment • $38.7 million severance-related charge • $25.6 million client capability charge • $12.8 million occupancy charge • $6.9 million investment security gain 2022 Pre-tax • $213.0 million investment security loss • $44.1 million pension settlement charge • $32.0 million severance-related charge • $14.0 million occupancy charge

Standardized Tier 1 Leverage Ratio 7.1% 7.3% 7.4% 7.9% 8.1% 4Q22 1Q23 2Q23 3Q23 4Q23 10.8% 11.3% 11.3% 11.4% 11.4% 4Q22 1Q23 2Q23 3Q23 4Q23 Capital Update northerntrust.com / © 2023 Northern Trust 10 Capital Highlights • Robust capital and liquidity • $10.2 billion in Tier 1 capital • 55% of deposits covered by highly liquid assets including 30% by cash and central bank deposits • Declared $156.2 million in common stock dividends and $4.7 million in preferred stock dividends in 4Q23 • Repurchased $146.2 million of common stock in 4Q23; totaling $347.5 million for 2023 • Unrealized MTM loss on available- for-sale securities of $923.9 million as of December 31, 2023 Northern Trust Corporation Capital Ratios 4Q 2023 CAPITAL RATIOS STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 11.4% 13.4% Tier 1 Capital 12.3% 14.5% Total Capital 14.2% 16.5% Tier 1 Leverage 8.1% 8.1% Supplementary Leverage N/A 8.6% Capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission. Standardized Common Equity Tier 1 Ratio

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, pre-tax income, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income.

	QUARTERS					YEARS	
	2023				2022	2023	2022
($ in Millions)	FOURTH	THIRD	SECOND	FIRST	FOURTH		
Net Interest Income							
Interest Income - GAAP	$ 2,199.6	$ 1,935.0	$ 1,735.0	$ 1,455.4	$ 1,170.1	$ 7,325.0	$ 2,877.7
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5	57.5	45.6
Interest Income (FTE) - Non-GAAP	$ 2,217.6	$ 1,948.2	$ 1,748.1	$ 1,468.6	$ 1,185.6	$ 7,382.5	$ 2,923.3
Net Interest Income - GAAP	$ 483.1	$ 456.2	$ 511.5	$ 531.2	$ 534.5	$ 1,982.0	$ 1,887.2
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5	57.5	45.6
Net Interest Income (FTE) - Non-GAAP	$ 501.1	$ 469.4	$ 524.6	$ 544.4	$ 550.0	$ 2,039.5	$ 1,932.8
Net Interest Margin - GAAP	1.53 %	1.41 %	1.53 %	1.58 %	1.58 %	1.52 %	1.36 %
Net Interest Margin (FTE) - Non-GAAP	1.59 %	1.45 %	1.57 %	1.62 %	1.63 %	1.56 %	1.39 %
Total Revenue							
Total Revenue - GAAP	$ 1,545.3	$ 1,726.5	$ 1,757.1	$ 1,744.6	$ 1,519.0	$ 6,773.5	$ 6,761.2
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5	57.5	45.6
Total Revenue (FTE) - Non-GAAP	$ 1,563.3	$ 1,739.7	$ 1,770.2	$ 1,757.8	$ 1,534.5	$ 6,831.0	$ 6,806.8
Pre-Tax Income							
Pre-Tax Income - GAAP	$ 145.8	$ 434.3	$ 440.7	$ 444.0	$ 190.4	$ 1,464.8	$ 1,766.3
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5	57.5	45.6
Pre-Tax Income (FTE) - Non-GAAP	$ 163.8	$ 447.5	$ 453.8	$ 457.2	$ 205.9	$ 1,522.3	$ 1,811.9
Profit Margin (Pre-Tax)							
Profit Margin (Pre-Tax) - GAAP	9.4 %	25.2 %	25.1 %	25.4 %	12.5 %	21.6 %	26.1 %
Profit Margin (Pre-Tax) (FTE) - Non-GAAP	10.5 %	25.7 %	25.6 %	26.0 %	13.4 %	22.3 %	26.6 %

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Forward-looking Statements northerntrust.com / © 2023 Northern Trust 13 This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward- looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s Fourth Quarter 2023 earnings press release.